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                                                                 EXHIBIT 10.149

           SECOND AMENDMENT TO STOCK PURCHASE AND OPTION AGREEMENT



         THIS SECOND AMENDMENT TO STOCK PURCHASE AND OPTION AGREEMENT (the "Second Amendment") is made and entered into as of September 27, 1996 by and among PAXSON COMMUNICATIONS OF BATTLE CREEK-43, INC., a Florida corporation ("Buyer"); WESTERN MICHIGAN CHRISTIAN BROADCASTING, INC., a Michigan corporation ("WMCB"); WESTERN MICHIGAN FAMILY BROADCASTING, INC., a Michigan corporation ("WMFB"); HORIZON BROADCASTING CORPORATION, a Delaware corporation ("Newco"); and WILLIAM B. POPJES ("Shareholder").

                                    RECITALS

         A. The Buyer, WMCB, WMFB, Newco and Shareholder are parties to a Stock Purchase and Option Agreement dated as of December 15, 1995, as amended February 13, 1996 (the "Agreement"), providing, among other things, Buyer with an option to purchase from Newco, and Shareholder certain shares of Newco.

         B. The Buyer, Newco and Shareholder have agreed to modify the option rights of Buyer so that Buyer shall have the option to purchase all of Shareholder's stock in Newco.

         C. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Agreement.

                                   AGREEMENTS

         In consideration of the foregoing Recitals and of the agreements contained herein, the parties, intending to be legally bound, agree as follows:

         1. Amendments.

         (a) Section 1 of the Agreement is hereby amended by adding the following new definitions:

                  ""Second Amendment" shall mean that certain Second Amendment to Stock Purchase and Option Agreement, dated as of September 27, 1996, by and among Buyer, WMCB, WMFB, Newco and Shareholder.

                  "Second Amendment Note" shall mean that certain Promissory Note dated September 27, 1996, issued by Shareholder to Buyer in the principal amount of $250,000 and substantially in the form of Exhibit A to the Second Amendment."

                  (b) Section 9.1(a) of the Agreement is amended to read as follows:
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         "(a) Shareholder hereby grants to Buyer an exclusive and irrevocable option to purchase from Shareholder all, but not less than all, of the 510,000 shares of the Outstanding Stock held by Shareholder and".

         (c)  Section 9.4 of the Agreement is amended to delete the existing
Section 9.4 and substitute the following:

         Section 9.4 Option Price. Buyer shall purchase the Option Shares for a purchase price of $1,885,992.36, payable as follows: (a) Buyer shall pay to Shareholder the amount of $1,500,000, less (i) the aggregate principal amount plus interest thereon owed by Shareholder under the terms of the Second Amendment Note without giving effect to any set-off, defenses, claims, or any other such like claim by Shareholder purporting to reduce such aggregate principal amount (other than cash payments made to payee in accordance with the terms thereof) and (ii) any amounts which Buyer shall pay to holders of claims set forth on Schedules 5.5A or 5.5B of the Agreement, such payment to Shareholder to be made in accordance with the written instructions provided by Shareholder to Buyer no less than two (2) business days prior to the Second Closing Date by wire transfer of immediately available federal funds or other means mutually satisfactory to Buyer and Shareholder, and (b) Buyer shall forgive indebtedness of Newco to Buyer in the aggregate amount of Three Hundred Eighty-Five Thousand Nine Hundred Ninety-Two Dollars and Thirty-Six Cents ($385,992.36).

         2. Purchase Price Advance. In reliance upon Shareholders' representations and warranties and covenants contained herein and in consideration of the amendment of the terms and conditions of Section 9.4 of the Agreement, Buyer hereby agrees to advance to Shareholder the sum of $250,000 in the form of a loan evidence by the Second Amendment Note, the aggregate principal of such advance together with interest thereon shall be credited to the purchase price payable by Buyer to Shareholder in respect of the Option Shares on the Second Closing Date. Buyer covenants and agrees that the sum advanced to Buyer under the Second Amendment Note shall be immediately applied by Shareholder to pay any outstanding claims identified under Schedules 5.5A or 5.5B of the Agreement, with any remainder to be applied as Shareholder may direct. In furtherance of the foregoing, Shareholder hereby requests that the advance of funds under the Second Amendment Note be made to the escrow account of Shareholder's attorney, Varnum, Riddering, Schmidt & Howlett, and hereby agrees to irrevocably instruct Shareholder's attorney to disburse such funds to such claim holders, with the remainder to be advanced as Shareholder may direct. Such disbursements to be made by Shareholder's attorney shall be made in the amounts and to such parties as detailed in a letter (the "Advance Disbursement Letter"), in form and substance satisfactory to Buyer, from Shareholder's attorney to Buyer. Shareholder hereby represents and warrants to Buyer that upon the disbursements from the escrow account of Shareholder's attorney as contemplated hereunder, as detailed in the Advance Disbursement
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Letter, all of the claims identified under Schedules 5.5A or 5.5B the Agreement shall be satisfied in full.

         3. Release. Each of Shareholder, WMCB and WMFB (collectively, the "Shareholder Parties") on the one hand and, subject to the conditions set forth below, Buyer on the other hand, hereby, jointly and severely, completely release and discharge each other from any and all claims, charges, actions and causes of action, of any kind or nature, which the Shareholder Parties, individually or collectively, on the one hand or Buyer, on the other hand, once had or now have arising out of the Agreement, or any of the documents entered into in connection with the transactions contemplated therein; provided, however, that nothing herein shall be deemed to release or terminate the Shareholder Parties' obligations under the Agreement or any other documents entered in connection therewith, including, without limitation, representations and warranties required to be true as of the Second Closing Date, it being understood that all of such obligations continue and remain in full force and effect. Notwithstanding the foregoing, each of the Shareholder Parties, including without limitation Shareholder, acknowledge and agree that in the event of (i) any breach by any Shareholder Party of its representations and warranties contained herein, (ii) any breach by any Shareholder Party of any of the covenants and agreements contained in the Agreement and each of the other agreements entered into in connection with the transactions contemplated under the Agreement, including the Loan Agreement and the Construction Agreement (collectively, the "Transaction Documents"), or (iii) any action by any Shareholder Party which is inconsistent with the express or implied terms and conditions of the Transaction Documents, the release given by Buyer to the Shareholder Parties shall be automatically rescinded and of no force and effect for any purpose whatsoever.

         4. Closing Escrow Agreement. As a condition to the effectiveness of this Amendment, the Buyer, the Shareholder Parties and the Closing Escrow Agent (as identified therein) shall enter into the Closing Escrow Agreement annexed as Exhibit B hereto and the Shareholder Parties shall cause the documents set forth in Schedules A and B to the Closing Escrow Agreement (collectively, the "Escrow Documents") to be delivered to the Closing Escrow Agent, such documents to be released by the Closing Escrow Agent from time to time in accordance with the terms thereof. The Shareholder Parties, including, without limitation, Shareholder, hereby acknowledge and agree that the release of such documents and the consummation of the transactions contemplated under the Agreement are an integral part of the consideration offered to the Buyer by the Shareholder Parties, including, without limitation, the Shareholder, in connection with Buyer's agreement to amend the Option Price as provided herein, and extend credit to the Shareholder under the Second Amendment Note, and each of the Shareholder Parties hereby acknowledges and agrees that the damages for any breach of such obligation shall not be adequately addressed by money damages. Accordingly each of the Shareholder Parties, including, without limitation, the Shareholder, agree that Buyer shall be entitled to sue for specific performance of the terms of this Second Amendment, the Agreement and the Closing Escrow
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Agreement in the event of a breach by Shareholder or any of the other
Shareholder Parties of the terms of this Second Amendment, the Agreement or the Closing Escrow Agreement or with respect to the Shareholder Parties' continued cooperation in the construction of the Station and the release to Buyer of the Escrow Documents from the possession of the Closing Escrow Agent, in which case each of the Shareholder Parties, including, Shareholder, shall waive the defense that there is an adequate remedy at law. Nothing contained in this Second Amendment shall be deemed to limit the Shareholder Parties or Buyer's obligations, express or implied, under Section 14.2 of the Agreement or under any of the other Transaction Documents to cooperate and take such actions required by any of them in connection with the consummation of the transactions contemplated under the Transaction Documents.

         5. Representation and Warranties. Except as amended hereby, the terms, provisions, conditions and agreements of the Agreement are hereby ratified and confirmed and shall remain in full force and effect. Each and every representation and warranty of the Shareholder Parties in the Agreement, the Loan Agreement and each of the other documents executed in connection therewith or herewith is hereby confirmed and ratified in all material respects and such representations and warranties shall be deemed to have been made and undertaken as of the date of this Second Amendment as well as at the time they were made and undertaken, except to the extent modified hereby.

         6. Counterparts. This Second Amendment may be executed in as many counterparts as may be convenient and shall become binding when (i) each party hereto has executed at least one counterpart; (ii) each of the Shareholder Parties shall have executed and delivered the Closing Escrow Agreement and the Escrow Documents, in suitable form in the opinion of Buyer, as contemplated under Section 3 of this Second Amendment, to the Closing Escrow Agent; (iii) each of the Shareholder and the other Shareholder Parties shall have executed and delivered to Buyer the Second Amendment Note; (iv) Buyer shall have received a letter from Shareholder's attorney, as contemplated under Section 2 of this Amendment, in form and substance satisfactory to Buyer; and (v) Buyer shall have advanced to Shareholder the stated principal amount set forth under the Second Amendment Note.

         7. Governing Law. This Second Amendment shall be a contract made under and governed by the laws of the State of Florida, without regard to the conflicts of law provisions thereof.

         8. Binding Effect. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         9. Reference to Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Agreement accomplished hereby, each reference in the
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Agreement to "this Agreement", "hereunder", "hereof" "herein" or words of like import, and each reference to the Agreement in any other agreement, document or instrument executed and delivered pursuant to the Agreement, shall be deemed a reference to the Agreement, as amended hereby.

         10. No Other Modification. Except as expressly provided in this Second Amendment, all of the terms and conditions of the Agreement remain unchanged and in full force and effect.



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         IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date FIRST above written.

                                        PAXSON COMMUNICATIONS OF BATTLE
                                        CREEK-43, INC.


                                        By: /s/
                                           -------------------------------



                                        HORIZON BROADCASTING CORPORATION



                                        By:
                                           -------------------------------


                                        WESTERN MICHIGAN CHRISTIAN
                                        BROADCASTING, INC.



                                        By:
                                           -------------------------------



                                        WESTERN MICHIGAN FAMILY
                                        BROADCASTING, INC.


                                        By:
                                           -------------------------------




                                        ----------------------------------
                                        WILLIAM B. POPJES